                                  EXHIBIT 23.2

                                                                    EXHIBIT 23.2


              CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT AUDITORS


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 11, 2002 included (or incorporated by reference) in Weyerhaeuser Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2001, and to all references to our Firm included in this registration statement.



                                       ARTHUR ANDERSEN LLP


Seattle, Washington
April 12, 2002










                                       13